SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 11, 1998


                         STORAGE TECHNOLOGY CORPORATION
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             (Exact Name of Registrant As Specified In Its Charter)


           Delaware                    1-7534                   84-0593263
 (State or other Jurisdiction   (Commission File Number)      (IRS Employer
        of Incorporation)                                  Identification No.)



             2270 South 88th Street, Louisville, Colorado 80028-4309
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (303) 673-5151



                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS

      On November 11, 1998, the Board of Directors of the Registrant approved an amendment to Article II, Section 11, entitled "Stockholders--Notice of Stockholder Business", of the Restated Bylaws of the Registrant. The amendment changes the advance notice period with respect to the submission of proposals to be presented by a stockholder at the Registrant's annual meeting of stockholders that are not intended to be included in the Registrant's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended. The amended Bylaws provide that, in order to be deemed properly presented, a stockholder must provide the Registrant with prior notice of the stockholder's proposal in writing. A stockholder's notice must be delivered to, or mailed to and received by, the Registrant not less than 60 days nor more than 90 days prior to the first anniversary of the date on which notice of the prior year's annual meeting was mailed to stockholders.

      In order to be considered timely for purposes of the Registrant's 1999 Annual Meeting of Stockholders, a stockholder must provide notice of the stockholder's proposal to the Secretary of the Registrant on or after January 6, 1999 and on or before February 5, 1999. A stockholder's notice must set forth, as to each proposed matter: (a) a brief description of the business and reason for conducting such business at the meeting; (b) the name and address (as they appear on the Registrant's books) of the stockholder proposing such business, or the name and address of the beneficial holder or other party on whose behalf the proposal is made; (c) the class and number of shares of the Registrant owned by the stockholder or beneficial holder or other party on whose behalf the proposal is made; and (d) any material interest of the stockholder or beneficial holder or other party on whose behalf the proposal is made in such business. The presiding officer of the meeting may refuse to acknowledge any matter not presented in compliance with the foregoing procedure.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

        The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

                  (A) Financial statements of businesses acquired.

                                    Not applicable

                  (B) Pro forma financial information.

                                    Not applicable



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                  (C)      Exhibits.

                  3.1 Restated Bylaws of Storage Technology Corporation, as Amended November 11, 1998

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Storage Technology Corporation



By:    /s/ Jeffrey M. Dumas
    -----------------------------
          Jeffrey M. Dumas
      Corporate Vice President
         and General Counsel



Date: November 19, 1998

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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        ------------------------------------------------------------
     3.1           Restated Bylaws of Storage Technology Corporation, as Amended
                   November 11, 1998